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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 26, 2004

                              CARDINAL HEALTH, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      OHIO
                 (State or Other Jurisdiction of Incorporation)

                1-11373                                 31-0958666
       (Commission File Number)            (IRS Employer Identification Number)

                     7000 CARDINAL PLACE, DUBLIN, OHIO 43017
          (Address of Principal Executive Offices, Including Zip Code)

                                 (614) 757-5000
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On July 27, 2004, Cardinal Health, Inc. released the information regarding forward-looking statements attached hereto as Exhibit 99.02, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     The following is furnished as an exhibit hereto:

     99.01 Press Release issued by the Registrant on July 26, 2004. (1)

     The following is filed as an exhibit hereto:

     99.02 Information regarding forward-looking statements released by the Registrant on July 27, 2004. (2)

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(1)  Exhibit 99.01 is intended to be furnished and shall not be deemed "filed"
     for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act").

(2) Exhibit 99.02 is intended to be "filed" and incorporated by reference in filings under the Securities Act.

ITEM 9.  REGULATION FD DISCLOSURE

         The information set forth under this "Item 9. Regulation FD Disclosure" is intended to be furnished and such information, including the Exhibit 99.01 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act nor shall it be deemed incorporated by reference in any filing under the Securities Act.

         On July 26, 2004, Cardinal Health, Inc. issued the press release attached hereto as Exhibit 99.01, which is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Cardinal Health, Inc.
                                (Registrant)

Date:  July 27, 2004            By:  /s/ Paul S. Williams
                                    ---------------------
                                      Name:  Paul S. Williams
                                      Title: Executive Vice President,
                                             Chief Legal Officer and Secretary


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                                  EXHIBIT INDEX


99.01    Press Release issued by the Registrant on July 26, 2004.

99.02 Information regarding forward-looking statements released by the Registrant on July 27, 2004.

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